EXHIBIT 10.2

FORM OF AGREEMENT

STOCK RESTRICTION AGREEMENT

This Stock Restriction Agreement (this “Agreement”) is made as of October 8, 2021 by and among The Healing Company Inc., a Nevada corporation (“Company”), and the purchaser identified on the signature page hereto (“Purchaser”) and together the “Parties”, and each individually, a “Party”). Capitalized terms used but not otherwise defined in this Agreement have the same meanings set forth in the Purchase Agreement (as defined below).

RECITALS

WHEREAS, Company and the Purchaser have entered into a Share Purchase Agreement (the “Purchase Agreement”), pursuant to which the Purchaser shall acquire Seed Preferred Shares, par value $0.001 per share (“Preferred Stock”) from Company (the “Transaction”);

WHEREAS, pursuant to and subject to the terms and conditions of the Purchase Agreement, Company shall issue shares of Preferred Stock to the Purchaser in a transaction or transactions exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”); and

WHEREAS, as a condition to its willingness to enter into the Purchase Agreement and issue the Preferred Stock, Company has required that the Purchaser enter into this Agreement to set forth certain restrictions on the Preferred Stock to be received by it.

NOW, THEREFORE, for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Effectiveness. This Agreement shall become effective on the Closing Date and the restrictions herein shall apply to any and all shares of Preferred Stock issued to Purchaser in connection with the Transaction on the Closing Date (the “Restricted Shares”).

2. Trading Restrictions. Purchaser’s Restricted Shares shall be restricted as follows:

(a) Purchaser’s Restricted Shares shall at all times be subject to all applicable trading restrictions promulgated by the U.S. Securities and Exchange Commission from time to time and all applicable laws.

(b) The Purchaser acknowledges and agrees that it may not, directly or indirectly, sell, offer to sell, grant any option for the sale of, assign, transfer, pledge, hypothecate, hedge, short or otherwise encumber or dispose of (“Transfer”) any of the Restricted Shares until one year has elapsed from the date that Company filed “Form 10 information” with the U.S. Securities and Exchange Commission reflecting its status as an entity that is no longer a shell company (“First Possible Transfer Date”).

(c) In addition to the restrictions set forth above, all Preferred Stock held by Purchaser, once tradable, shall at all times be subject to Company’s standard and customary insider trading policy, including trading blackouts, applied to employees, consultants, advisers and contractors of Company for the purpose of compliance with applicable state, federal and other securities laws in each case to the extent Purchaser would be subject to such policy under its terms.

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3. Administration of Trading Restrictions. This Agreement shall be administered as follows:

(a) At all times during which Purchaser shall own Restricted Shares, there shall be a Trading Restriction Administrator, through which all trades by Purchaser must be made. The Trading Restriction Administrator shall be selected by Company and at all times when no Trading Restriction Administrator is selected, the Company shall act as Trading Restriction Administrator. The initial Trading Restriction Administrator is . In the event the Trading Restriction Administrator becomes unavailable or unwilling to continue in such capacity, or in the event Company determines to select a different Trading Restriction Administrator, the Trading Restriction Administrator may resign from, or may be discharged from, its duties or obligations hereunder by delivering a resignation to Company and Purchaser, not less than 30 days prior to the date when such resignation shall take effect, during which time Company shall appoint a successor Trading Restriction Administrator.

(b) Whenever Purchaser desires to Transfer any Restricted Shares, Purchaser shall make a request in writing to the Trading Restriction Administrator, in accordance with the instructions contained in Exhibit B attached hereto, not later than 9:00 a.m., Pacific time, on the Business Day before the proposed date for such Transfer, specifying the number of Restricted Shares requested to be Transferred and the proposed date for such Transfer.

(c) Upon any request by Purchaser pursuant to Section 3(b), the Trading Restriction Administrator, in its sole discretion exercised in good faith, shall determine whether such Transfer is permissible pursuant to Section 2, taking in account the request for such Transfer and all other requests by the other Sellers for such proposed date or during such week, as applicable.

(d) If the proposed Transfer would not exceed the limits imposed by Section 2, as determined by the Trading Restriction Administrator in accordance with Section 3(c), the Trading Restriction Administrator shall promptly notify Company and Purchaser, not later than 1:00 p.m., Pacific time, on the Business Day before the proposed date for such Transfer, that such Transfer is permissible under Section 2, and Company shall take such appropriate steps as are necessary to facilitate such Transfer on the stock records of Company or with the Company’s Transfer Agent.

(e) If the proposed Transfer would exceed the limits imposed by Section 2, as determined by the Trading Restriction Administrator in accordance with Section 3(c), the Trading Restriction Administrator shall calculate the number of Restricted Shares that may be Transferred by Purchaser in accordance with the restrictions set forth in Section 2 (the “Adjusted Amount”). Subject to Company’s waiver of the restrictions set forth in Section 2 in accordance with Section 3(f), the Trading Restriction Administrator shall promptly notify Company and Purchaser, not later than 1:00 p.m., Pacific time, on the Business Day before the proposed date for such Transfer, that such Transfer is only permissible if adjusted pursuant to this Section 3(e), specifying the Adjusted Amount. Unless Purchaser delivers a notice to Company and the Trading Restriction Administrator (which must be received by Company and the Trading Restriction Administrator by 2:00 p.m., Pacific time, on the Business Day before the proposed date for such Transfer (the “Final Rejection Time”)), that Purchaser no longer desires to sell the Adjusted Amount of Restricted Shares, Company shall take such appropriate steps as are necessary to facilitate such Transfer of the Adjusted Amount on the stock records of Company or with the Company’s Transfer Agent.

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(f) No waiver by Company of the limits imposed by Section 2 is effective unless delivered in writing to the Trading Restriction Administrator before the Final Rejection Time. The Trading Restriction Administrator shall be entitled to rely on such timely delivered waiver in determining that such request for Transfer is permissible under Section 3(c).

4. Brokerage. Any Transfer permitted to be made pursuant to this Agreement shall be brokered by the Trading Restriction Administrator or any of its affiliates.

5. Commissions; Fees and Expenses of the Trading Restriction Administrator. The Purchaser hereby agrees to pay all commissions of the Trading Restriction Administrator or any of its affiliates related to any Transfer by Purchaser. Company hereby agrees to pay the Trading Restriction Administrator’s other reasonable fees and expenses, including attorneys’ fees, postal and delivery charges, and all other out-of-pocket expenses incurred, in accepting and performing its duties as Trading Restriction Administrator (collectively, the “Trading Restriction Administrator Expenses”).

6. General Terms and Standards Regarding the Trading Restriction Administrator. Notwithstanding any terms of this Agreement to the contrary, each term of this Agreement, including without limitation each of the stated duties and responsibilities of the Trading Restriction Administrator set forth herein, shall be subject to the following terms and conditions:

(a) The duties, responsibilities and obligations of the Trading Restriction Administrator shall be limited to those expressly set forth in this Agreement, and no implied duties, responsibilities or obligations shall be read into this Agreement against the Trading Restriction Administrator.

(b) The Trading Restriction Administrator shall not be subject to, bound by, charged with notice of or be required to comply with or interpret any agreement or document (including, without limitation, the Purchase Agreement) between or among the Parties (whether or not reference to any such other agreement or documents is expressed herein) other than this Agreement.

(c) The Trading Restriction Administrator may rely upon, and shall be protected in acting or refraining from acting upon, any written notice, instruction, statement, request, waiver, order, judgement, certification, consent, receipt or other paper or document furnished to it (not only as to genuineness, but also as to its due execution and validity, the genuineness of signatures appearing thereon and as to the truth and accuracy of any information therein contained), which it in good faith believes to be genuine and signed or presented by the proper person.

(d) Neither the Trading Restriction Administrator nor any of its directors, officers or employees shall be liable to anyone for any error of judgment, or for any act done or step taken or omitted to be taken by it or any of its directors, officers or employees, or for any mistake of fact or law, or for anything which it or any of its directors, officers or employees may do or refrain from doing in connection with or in the administration of this Agreement, unless and except to the extent the same constitutes bad faith or willful misconduct on the part of such Person. In no event shall the Trading Restriction Administrator be liable for any indirect, punitive, special or consequential damages, or any amount in excess of the value of the Restricted Shares subject to this Agreement (as of the date of the action or omission giving rise to liability).

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(e) The Trading Restriction Administrator shall not be deemed to have notice of any fact, claim or demand with respect hereto unless actually known by an officer charged with responsibility for administering this Agreement or unless in writing received by the Trading Restriction Administrator and making specific reference to this Agreement.

(f) No provision of this Agreement shall require the Trading Restriction Administrator to expend or risk its own funds, or to take any legal or other action hereunder which might in its judgment involve it in, or require it to incur in connection with the performance of its duties hereunder, any expense or any financial liability unless it shall be furnished with indemnification reasonably acceptable to it.

(g) Any permissive right of the Trading Restriction Administrator to take any action hereunder shall not be construed as a duty.

(h) All indemnifications contained in this Agreement shall survive the resignation or removal of the Trading Restriction Administrator, and shall survive the termination of this Agreement.

(i) The Trading Restriction Administrator is not responsible for the recitals appearing in this Agreement. The recitals shall be deemed to be statements of the Parties to this Agreement other than the Trading Restriction Administrator.

(j) The Trading Restriction Administrator has no responsibility for the sufficiency of this Agreement for any purpose.

(k) In no event shall the Trading Restriction Administrator have any liability for any failure or inability of any of the Parties (for the avoidance of doubt, except for the Trading Restriction Administrator) to perform or observe his or its duties under the Agreement, or by reason of a breach of this Agreement by any of the Parties. In no event shall the Trading Restriction Administrator be obligated to take any action against any of the Parties to compel performance hereunder.

(l) The Trading Restriction Administrator shall in no instance be obligated to commence, prosecute or defend any legal proceedings in connection herewith. The Trading Restriction Administrator shall be authorized and entitled, however, in any instance to commence, prosecute or defend any legal proceedings in connection herewith, including without limitation any proceeding it may deem necessary to resolve any matter or dispute, to obtain a necessary declaration of rights, or to appoint a successor upon resignation (and after failure by Company to appoint a successor, as provided in Section 3(a)).

(m) In the event of any ambiguity or uncertainty under this Agreement, or in any notice, instruction, or other communication received by the Trading Restriction Administrator hereunder, the Trading Restriction Administrator may, in its reasonable discretion, refrain from taking action, until and unless it receives written instruction signed by all other Parties to this Agreement, or a decision by a court of competent jurisdiction which eliminates such uncertainty or ambiguity.

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7. General Terms and Standards Regarding Company and the Trading Restriction Administrator. Notwithstanding any terms of this Agreement to the contrary, each term of this Agreement shall be subject to the following terms and conditions:

(a) Neither Company, Purchaser nor the Trading Restriction Administrator shall have any liability for the actions or omissions of any transfer agent, book-entry depository, nominee, correspondent, subagent or subcustodian, except to the extent that such action or omission of any transfer agent, book-entry depository, nominee, correspondent, subagent or subcustodian was caused by Company’s, Purchaser’s or the Trading Restriction Administrator’s own negligence, bad faith or willful misconduct, respectively.

(b) The Parties understand that the Restricted Shares covered by this Agreement are not subject to an effective registration statement at the time of this Agreement and may only be Transferred to the extent permitted by the Securities Act, and neither Company, Purchaser nor the Trading Restriction Administrator are responsible for fluctuations in the market price of the shares of Preferred Stock in connection with any Transfer (or delay in Transfer) of the Restricted Shares.

8. Effect of Termination. The provisions of Section 7 of this Agreement shall survive any termination of this Agreement.

9. Representations and Warranties. The Purchaser hereby represents and warrants to Company that:

(a) No Registration. Purchaser understands that the Restricted Shares are not being registered under the Securities Act and are being issued to Purchaser pursuant to a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent of Purchaser and the accuracy of Purchaser’s representations set forth in this Section 9.

(b) Investment Intent. Purchaser is acquiring the Restricted Shares for investment for his, her or its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof, and Purchaser has no present intention of distributing any of such securities in violation of the Securities Act or any applicable state securities law and has no contract, undertaking, agreement or arrangement with any Person regarding the distribution of such securities in violation of the Securities Act or any applicable state securities law.

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(c) Investment Experience. Purchaser understands that his, her or its investment in Company involves substantial risk. Purchaser: (i) has experience as an investor in securities of comparable companies and acknowledges that Purchaser can bear the economic risk of Purchaser’s investment in the Restricted Shares and, at the present time, is able to afford a complete loss of such investment, and has such knowledge and experience in financial or business matters that Purchaser is capable of evaluating the merits and risks of this investment in the Restricted Shares and protecting his, her or its own interests in connection with this investment and/or (ii) has a preexisting personal or business relationship with Company and certain of its officers, directors or controlling persons of a nature and duration that enables Purchaser to be aware of the character, business acumen and financial circumstances of such persons. Purchaser is either (i) not a U.S. person as defined in Regulation S promulgated under the Securities Act of 1933, as amended or (ii) is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended. As a condition to receiving his, her or its Restricted Shares, Purchaser is delivering or will deliver to Company an Accredited Investor Questionnaire in the form attached hereto as Exhibit C.

(d) Restricted Stock. Purchaser acknowledges that the Restricted Shares constitute “restricted stock” as they are being acquired in a transaction not involving a public offering and may only be sold pursuant to registration under the Securities Act or an exemption from the registration requirements of the Securities Act. In this connection, Purchaser represents that he, she or it is familiar with Rule 144, Regulation S and Regulation D, as presently in effect, promulgated by the U.S. Securities and Exchange Commission and understands the resale limitations imposed thereby and by the Securities Act, as amended. Purchaser understands that Company is under no obligation to, and will not, register any of the Restricted Shares.

(e) Authorization.

(i) Purchaser has all requisite power and authority to execute and deliver this Agreement, to accept the Restricted Shares hereunder and to carry out and perform his, her or its obligations under the terms of this Agreement. All actions on the part of Purchaser necessary for the authorization, execution, delivery and performance of this Agreement, and the performance of all of Purchaser’s obligations under this Agreement, have been taken or will be taken prior to the Closing Date.

(ii) This Agreement, when executed and delivered by Purchaser, will constitute a valid and legally binding obligation of Purchaser, enforceable in accordance with its terms, subject to (A) legal requirements of general application relating to bankruptcy, insolvency, moratorium, the relief of debtors and enforcement of creditors’ rights in general, and (B) rules of law governing specific performance, injunctive relief, other equitable remedies and other general principles of equity.

(iii) To Purchaser’s knowledge, no consent, approval, authorization, order, filing, registration or qualification of or with any governmental authority or third person is required to be obtained by Purchaser in connection with the execution and delivery of this Agreement by Purchaser or the performance of Purchaser’s obligations hereunder.

(f) Legends. Purchaser understands and agrees that the certificate evidencing the Restricted Shares, or any other securities issued in respect of the Restricted Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall bear the following legends or legends substantially similar:

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THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE 1933 ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS BEING MADE IN COMPLIANCE THEREWITH.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO, AND MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH, THE TERMS OF A STOCK RESTRICTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SECURITIES, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE ISSUER.

10. Notices. All notices given under this Agreement will be in writing and be delivered (a) by personal delivery, (b) by commercial overnight courier or (c) by electronic mail, followed by delivery by personal delivery or commercial overnight courier, in any such case to the applicable Party at the address set forth on the signature page hereto or on Schedule A attached to the Purchase Agreement (or to such other address as may be later designated by such Party by proper notice).

11. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the Parties actually executing such counterparts, and all of which together shall constitute one instrument. A PDF or other reproduction of this Agreement may be executed by one or more Parties and delivered by such Party by PDF or any similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen. Such execution and delivery shall be considered valid, binding and effective for all purposes.

12. Entire Agreement; Amendment. This Agreement, together with the Purchase Agreement, sets forth the entire understanding of the Parties relating to the subject matter hereof and supersedes all prior agreements and understandings among or between any of the Parties relating to the subject matter of this Agreement. This Agreement may not be amended or modified except in writing duly signed and delivered on behalf of Company, Purchaser and the Trading Restriction Administrator. This Agreement is made for the benefit of only the Parties

13. Severability. In the event that any provision of this Agreement or the application thereof becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the Parties. The Parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the maximum extent possible, the economic, business and other purposes of such void or unenforceable provision.

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14. Governing Law; Consent to Jurisdiction; Waiver of Jury. THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS, INCLUDING VALIDITY, INTERPRETATION AND EFFECT, BY THE LAWS OF THE STATE OF NEVADA APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PRINCIPLES OF SUCH STATE. Each of the Parties (a) consents to submit itself exclusively to the personal jurisdiction of any federal court located in the State of Nevada or any Nevada state court, in either case, located in Carson City, Nevada, in the event any dispute arises out of this Agreement or any of the transactions contemplated hereby, (b) agrees that it will not attempt to deny or defeat the jurisdiction of such courts by motion or other request for leave from any such court, (c) waives any claim that such proceedings have been brought in an inconvenient forum, and (d) agrees that it will not bring any claim relating to this Agreement in any court or other tribunal other than a federal court sitting in the State of Nevada or a Nevada state court, in either case, located in Carson City, Nevada. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT OR HE, SHE OR IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) HE, SHE OR IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (III) IT OR HE MAKES SUCH WAIVER VOLUNTARILY, AND (IV) IT OR HE HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 14.

15. Successors and Assigns. This Agreement and all obligations hereunder are personal to Purchaser and may not be assigned, delegated or otherwise transferred by Purchaser at any time. This Agreement shall be binding upon Purchaser and his, her or its heirs, executors, estate, personal representatives, successors and assigns, and shall inure to the benefit of Company and its successors and assigns.

16. Rules of Construction. The Parties agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

17. Further Assurances. If at any time after the Closing Date any further action is necessary or desirable to fully effect the transactions contemplated by this Agreement, each of the Parties shall take such further action (including the execution and delivery of such further instruments and documents) as any other Party reasonably may request.

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FORM OF AGREEMENT

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed and delivered as of the date first written above.

The Healing Company Inc.

By:
Name:	Larson Elmore
Title:	President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Director

PURCHASER

Name:

[SIGNATURE PAGE TO STOCK RESTRICTION AGREEMENT]

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EXHIBIT A

Form of Addendum to Stock Restriction Agreement

ADDENDUM

This Addendum (“Addendum”) is executed on ________ __, 20__, by the undersigned (the “Holder”) pursuant to the terms of that certain Stock Restriction Agreement dated as of October 8, 2021 (as amended, restated or otherwise supplemented, the “Agreement”), by and between Company and Purchaser. Capitalized terms used but not defined in this Addendum shall have the respective meanings ascribed to them in the Agreement.

By the execution of this Addendum, the Holder agrees as follows.

1.1 Acknowledgement. Holder acknowledges that Holder is acquiring Shares as a transferee from Purchaser, and after such Transfer, Holder shall be considered “Purchaser” for all purposes of the Agreement.

1.2 Agreement. Holder hereby (a) agrees that the Restricted Shares shall be bound by and subject to the terms of the Agreement and (b) adopts the Agreement with the same force and effect as if Holder were originally party thereto as Purchaser.

1.3 Representations, Warranties and Acknowledgements of the Transferee. The Transferee hereby represents, warrants and acknowledges to Company and Purchaser that (a) the representations and warranties contained in Section 9 of the Stock Restriction Agreement are true and correct as to the Transferee as of the date hereof, and (b) the Transferee is either (i) not a U.S. person (as defined in Regulation S under the Securities Act of 1933, as amended) or (ii) an “accredited investor” (as defined in Rule 501(a) under the Securities Act of 1933, as amended).

1.4 Notice. Any notice required or permitted by the Agreement shall be given to Holder at the address or e-mail address listed below Holder’s signature hereto.

The Healing Company Inc.

By:
Name:
Title:

PURCHASER

By:
Name:
Title:

HOLDER:

By:
Name:
Address:

E-mail:

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EXHIBIT B

Transfer Instruction Form

Instructions for Notifying Trading Restriction Administrator

Release Application

To: Trading Restriction Administrator

This application should be provided to the Trading Restriction Administrator not later than 9:00 a.m., Pacific time, on the U.S. Business Day before the proposed date for such release.

I am the owner of ________ Seed Preferred Shares, $0.001 par value per share (the “Shares”) of The Healing Company Inc. (the “Company”).

These Shares are held by you, in accordance with the Stock Restriction Agreement dated as of October 8, 2021 (as amended, restated or otherwise supplemented, the “Agreement”).

I hereby request you to release ________ Shares and to deliver it to my address.

•	I know that there might be tax consequences regarding the release.

•	The release is according to the terms of the Agreement.

My address: _________________________________

My Telephone number: _________________________

My E-mail address: ____________________________

Signature	Holder’s Full Name	Date

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Transfer Instruction Form

Instructions for Notifying Trading Restriction Administrator

Sell Application

To: Trading Restriction Administrator

This application should be provided to the Trading Restriction Administrator not later than 9:00 a.m., Pacific time, on the U.S. Business Day before the proposed date for such release.

I am the owner of ________ Seed Preferred Shares, $0.001 par value per share (the “Shares”) of The Healing Company Inc. (the “Company”).

These Shares are held by you, in accordance with the Stock Restriction Agreement dated as of October 8, 2021 (as amended, restated or otherwise supplemented, the “Agreement”).

I hereby request that you sell ______________ Shares [FILL IN A NUMBER OF SHARES] at a price of at least $_____ per share.

(If I have not specified a sale price, please sell my shares at current market value).

•	I know that there might be tax consequences regarding the release.

•	The sale is according to the terms of the Agreement.

•	This sale application is valid for one day.

My address: ___________________________________

My Telephone number: __________________________

My E-mail address: _____________________________

Signature	Holder’s Full Name	Date

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Exhibit C

ACCREDITED INVESTOR QUESTIONNAIRE

Please check any and all boxes that apply. You must check at least one box.

If the undersigned is an individual:

☐	He or she has individual net worth,[1] or joint net worth with his or her spouse or spousal equivalent, that exceeds $1,000,000 (excluding the value of his or her primary residence);

☐	He or she had an individual income[2] in excess of $200,000 in each of the two most recent years or joint income with his or her spouse or spousal equivalent in excess of $300,000 in each of those years and reasonably expects to reach the same income level in the current year;

☐	He or she holds in good standing a Series 7, 65 or 82 license;

☐	He or she does not reside in the United States; or

☐	None of the statements above applies.

_______________

1 The term “net worth” means assets (excluding the value of a primary residence) minus liabilities (excluding any debt secured by a primary residence), provided that: (i) if the amount of the debt secured by a primary residence is greater than the estimated fair market value of the primary residence, you must include such excess amount as a liability, and (ii) if you borrowed any amount secured by a primary residence within the 60-day period prior to the date indicated below, you must include such amount as a liability unless such borrowing resulted from the acquisition of the primary residence.

2 The term “individual income” means adjusted gross income as reported for federal income tax purposes, less any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (but not including any amounts attributable to a spouse or to property owned by a spouse), and the term “joint income” means adjusted gross income as reported for federal income tax purposes, including any income attributable to a spouse or to a property owned by a spouse, increased by the following amounts (including any amounts attributable to a spouse or to property owned by a spouse): (i) the amount of any interest income received which is tax exempt under Section 103 of the Internal Revenue Code; (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of Form 1040); and (iii) any deduction claimed for depletion under Section 611 et seq. of the Internal Revenue Code.

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If the undersigned is an entity:

☐	It is a trust not formed for the specific purpose of acquiring the securities offered and having total assets in excess of $5,000,000 whose purchase is directed by a sophisticated person;

☐	It is a corporation, partnership, limited liability company, or Massachusetts or similar business trust, or a charitable organization described in Section 501(1)(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the securities offered and having total assets in excess of $5,000,000;

☐	It is an entity as to which all of the equity owners are “accredited investors” under one or more of the categories described herein;

☐	It is not a U.S. person[3]; or

☐	None of the statements above applies.

Print Name:

Signed: _______________________________________

Title (if an entity): _______________________________

State and country of residence/principal office: ________

SSN or TIN (if U.S. person): _______________________

Date: _________________________

_____________

3 (1) The term “U.S. person” means:

(i)	Any natural person resident in the United States;
(ii)	Any partnership or corporation organized or incorporated under the laws of the United States;
(iii)	Any estate of which any executor or administrator is a U.S. person;
(iv)	Any trust of which any trustee is a U.S. person;
(v)	Any agency or branch of a foreign entity located in the United States;
(vi)	Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;
(vii)	Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and
(viii)	Any partnership or corporation if:
(A)	Organized or incorporated under the laws of any foreign jurisdiction; and
(B)

Formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in § 230.501(a)) who are not natural persons, estates or trusts.

(2)	The following are not “U.S. persons”:
(i)

Any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States;

(ii)	Any estate of which any professional fiduciary acting as executor or administrator is a U.S. person if:
(A)	An executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and
(B)	The estate is governed by foreign law;
(iii)

Any trust of which any professional fiduciary acting as trustee is a U.S. person, if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person;

(iv)	An employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country;
(v)	Any agency or branch of a U.S. person located outside the United States if:
(A)	The agency or branch operates for valid business reasons; and
(B)	The agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located; and
(vi)

The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans.

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